Exhibit 99.1

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of PDC Energy, Inc. (the "Company") and have been adjusted to give effect to the divestiture of its Piceance, Northeastern Colorado and certain other non-core Colorado oil and gas properties (the “Divestiture”). The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 gives effect to the Divestiture as if it had occurred on March 31, 2013. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 and the three month periods ended March 31, 2013 and 2012 give effect to the Divestiture as if it had occurred on January 1, 2010. The unaudited pro forma condensed consolidated information has been prepared using estimates based on preliminary amounts and is subject to customary post-closing adjustments.

The unaudited pro forma condensed consolidated information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes which are included in its Annual Report on Form 10-K for the year ended December 31, 2012, as filed on February 27, 2013 with the U.S. Securities and Exchange Commission (the “SEC”), and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013, as filed on May 1, 2013 with the SEC.

The pro forma condensed consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010 and the three month periods ended March 31, 2013 and 2012 include the following adjustments:

•
Natural gas, NGL and crude oil sales, sales from natural gas marketing, and well operations, pipeline and other income have been adjusted downward to reflect the reduction in revenue related to assets being divested;

•
Production costs, cost of natural gas marketing, exploration expense, impairment of natural gas and crude oil properties, depreciation, depletion and amortization and accretion of asset retirement obligations have been adjusted downward to reflect the costs and expenses associated with the assets being divested; and

•	Income taxes are reflected using the Company's long-term deferred tax rate.

The pro forma condensed consolidated balance sheet as of March 31, 2013 includes the following adjustments:

•
Cash as been increased by the sales price, which reflects preliminary adjustments, of 185.2 million, net of repayment of our revolving credit facility outstanding balance of $57 million and selling fees of $2.4 million;

•	The adjustment to assets and liabilities held for sale, other assets and liabilities and deferred taxes reflects a reduction in the book value of the assets and related liabilities being divested; and

•	The net gain on the transaction, which has not been tax effected, is reflected as an adjustment to retained earnings.

PDC ENERGY, INC.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Three Months Ended March 31,
	2013			2012
	As Reported	Pro Forma Adjustments - Divestiture	Pro Forma	As Reported	Pro Forma Adjustments - Divestiture	Pro Forma
Revenues:
Natural gas, NGLs and crude oil sales	$79,439	$(349)	$79,090	$66,955	$(463)	$66,492
Sales from natural gas marketing	13,670	—	13,670	11,381	—	11,381
Commodity price risk management gain (loss), net	(22,355)	—	(22,355)	11,501	—	11,501
Well operations, pipeline income and other	1,072	(2)	1,070	1,169	(2)	1,167
Total revenues	71,826	(351)	71,475	91,006	(465)	90,541
Costs, expenses and other:
Production costs	15,858	(39)	15,819	12,936	(62)	12,874
Cost of natural gas marketing	13,736	—	13,736	11,091	—	11,091
Exploration expense	1,689	—	1,689	1,872	—	1,872
Impairment of natural gas and crude oil properties	46,459	—	46,459	588	—	588
General and administrative expense	15,115	—	15,115	14,708	—	14,708
Depreciation, depletion, and amortization	27,949	—	27,949	27,912	—	27,912
Accretion of asset retirement obligations	1,148	—	1,148	727	—	727
Gain on sale of properties and equipment	(38)	—	(38)	(154)	—	(154)
Total cost, expenses and other	121,916	(39)	121,877	69,680	(62)	69,618
Income (loss) from operations	(50,090)	(312)	(50,402)	21,326	(403)	20,923
Interest expense	(13,357)	—	(13,357)	(10,444)	—	(10,444)
Interest income	—	—	—	2	—	2
Income (loss) from continuing operations before income taxes	(63,447)	(312)	(63,759)	10,884	(403)	10,481
Provision for income taxes	22,492	126	22,618	(4,120)	154	(3,966)
Income (loss) from continuing operations attributable to shareholders	$(40,955)	$(186)	$(41,141)	$6,764	$(249)	$6,515

Earnings per share from continuing operations:
Basic	$(1.35)		$(1.36)	$0.29		$0.28
Diluted	$(1.35)		$(1.36)	$0.28		$0.27

Weighted-average common shares outstanding:
Basic	30,270		30,270	23,609		23,609
Diluted	30,270		30,270	23,889		23,889

PDC ENERGY, INC.
Pro Forma Condensed Consolidated Statements of Operations
(unaudited; in thousands, except per share data)

	Year Ended December, 31
	2012			2011			2010
	As Reported	Pro Forma Adjustments - Divestiture	Pro Forma	As Reported	Pro Forma Adjustments - Divestiture	Pro Forma	As Reported	Pro Forma Adjustments - Divestiture	Pro Forma
Revenues:
Natural gas, NGL and crude oil sales	$270,327	$(33,343)	$236,984	$276,605	$(56,966)	$219,639	$205,029	$(58,981)	$146,048
Sales from natural gas marketing	47,079	(1,708)	45,371	66,419	(2,949)	63,470	69,071	(3,836)	65,235
Commodity price risk management gain, net	32,339	—	32,339	46,090	—	46,090	59,891	—	59,891
Well operations, pipeline income and other	6,388	(1,861)	4,527	6,846	(2,410)	4,436	9,030	(3,595)	5,435
Total revenues	356,133	(36,912)	319,221	395,960	(62,325)	333,635	343,021	(66,412)	276,609

Costs, expenses and other:
Production costs	75,485	(20,989)	54,496	67,352	(22,946)	44,406	63,543	(33,676)	29,867
Cost of natural gas marketing	46,552	(1,529)	45,023	65,465	(2,634)	62,831	68,015	(3,282)	64,733
Exploration expense	22,605	(2,254)	20,351	6,253	(519)	5,734	13,675	(4,468)	9,207
Impairment of natural gas and crude oil properties	168,149	(162,254)	5,895	25,159	(22,858)	2,301	6,481	(2,111)	4,370
General and administrative expense	58,815	—	58,815	61,454	—	61,454	42,188	—	42,188
Depreciation, depletion and amortization	146,879	(48,101)	98,778	128,907	(41,274)	87,633	108,095	(41,977)	66,118
Accretion of asset retirement obligations	4,060	(373)	3,687	1,733	(335)	1,398	1,329	(285)	1,044
Gain on sale of properties and equipment	(4,353)	—	(4,353)	(196)	—	(196)	(174)	—	(174)
Total costs, expenses and other	518,192	(235,500)	282,692	356,127	(90,566)	265,561	303,152	(85,799)	217,353
Income (loss) from operations	(162,059)	198,588	36,529	39,833	28,241	68,074	39,869	19,387	59,256
Loss on extinguishment of debt	(23,283)	—	(23,283)	—	—	—	—	—	—
Interest expense	(48,287)	—	(48,287)	(36,985)	—	(36,985)	(33,250)	—	(33,250)
Interest income	8	—	8	47	—	47	71	—	71
Income (loss) from continuing operations before income taxes	(233,621)	198,588	(35,033)	2,895	28,241	31,136	6,690	19,387	26,077
Provision for income taxes	88,835	(75,871)	12,964	183	(10,754)	(10,571)	(652)	(7,365)	(8,017)
Income (loss) from continuing operations	(144,786)	122,717	(22,069)	3,078	17,487	20,565	6,038	12,022	18,060
Net loss attributable to noncontrolling interests	—	—	—	—	—	—	(280)	—	(280)
Income (loss) from continuing operations attributable to shareholders	$(144,786)	$122,717	$(22,069)	$3,078	$17,487	$20,565	$6,318	$12,022	$18,340

Earnings per share from continuing operations:
Basic	$(5.23)		$(0.80)	$0.13		$0.87	$0.33		$0.94
Diluted	$(5.23)		$(0.80)	$0.13		$0.86	$0.32		$0.93

Weighted-average common shares outstanding:
Basic	27,677		27,677	23,521		23,521	19,674		19,674
Diluted	27,677		27,677	23,871		23,871	19,821		19,821

PDC ENERGY, INC.
Pro Forma Condensed Consolidated Balance Sheet
(unaudited; in thousands, except share and per share data)

	March 31, 2013
	As Reported	Pro Forma Adjustments - Divestiture	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$2,494	$125,871	$128,365
Other current assets	150,165	(37,091)	113,074
Total current assets	152,659	88,780	241,439
Properties and equipment, net	1,375,473	—	1,375,473
Assets held for sale	216,802	(184,305)	32,497
Other assets	36,879	(3,055)	33,824
Total Assets	$1,781,813	$(98,580)	$1,683,233

Liabilities and Shareholders' Equity
Liabilities
Current liabilities	$194,753	$(12,104)	$182,649
Long-term debt	687,970	(57,000)	630,970
Deferred income taxes	128,699	(20,875)	107,824
Asset retirement obligations	34,296	—	34,296
Liabilities held for sale	28,346	(6,303)	22,043
Other liabilities	41,844	(5,046)	36,798
Total liabilities	1,115,908	(101,328)	1,014,580

Commitments and contingent liabilities

Equity
Shareholders' equity:
Preferred shares, par value $0.01 per share; authorized 50,000,000 shares; issued: none	—	—	—
Common shares, par value $0.01 per share; 100,000,000 authorized shares; issued: 30,294,224	303	—	303
Additional paid-in capital	389,831	—	389,831
Retained earnings	276,150	2,748	278,898
Treasury shares, at cost 5,059	(379)	—	(379)
Total shareholders' equity	665,905	2,748	668,653
Total Liabilities and Equity	$1,781,813	$(98,580)	$1,683,233